UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2020

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#22 1873 Spall Road, Kelowna, BC	V1Y 4R2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	250-870-2219

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Enertopia Corp. ("we", "us", "our, the "Company") has entered into an Asset Purchase Agreement with Albert Clark Rich (the "Vendor") dated December 14, 2020 pursuant to which the Company will acquire the Vendor's rights, title and interest in and to and under all IP Assets as set out in the Asset Purchase Agreement.  The total purchase price payable by the Company to the Vendor is 2,000,000 common shares of the Company of which 1,000,000 common shares of the Company will be issued upon the transfer and delivery of the IP Assets to the Company and the remaining 1,000,000 common shares of the Company will be issued and held in escrow until the updated patents are approved by the US patent office as fully set out in the Asset Purchase Agreement.  In connection with the Asset Purchase Agreement, the Company also entered into a Patent Purchase Assignment Agreement with Albert Clark Rich dated December 14, 2020.

The Company acquired USPTO patent #6,024,086 - Solar energy collector having oval absorption tubes as per the Patent Purchase Asset Assignment Agreement along with web cutting tool.

On December 14, 2020, we issued 2,000,000 common shares to Albert Clark Rich, subject to the escrow provisions noted above, representing the purchase price of the IP Assets pursuant to the Asset Purchase Agreement. The common shares were issued pursuant to an exemption from registration provided for by section 4(a)(2) of the United States Securities Act of 1933.

On December 14, 2020, the Company issued 2,100,000 stock options pursuant to its stock option plan to the parties named below at an exercise price of $0.05, vesting immediately and expiring on December 14, 2025:

Name of Optionee	Amount of Stock Options Granted
Albert Clark Rich	500,000
Rodney B. Blake	100,000
Robert McAllister	500,000
Mark Snyder	1,000,000

All issued share will be subject to a hold period, for any resale into the United States under Rule 144, of six months and one day.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01	Regulation FD Disclosure

On December 15, 2020, the Company issued a news release, attached as Exhibit 99.1, announcing the acquisition of patented solar energy technology.

Item 9.01	Financial Statements and Exhibits
10.1	Asset Purchase Agreement dated December 14, 2020
10.2	Patent Purchase Assignment Agreement dated December 14, 2020
99.1	Press Release dated December 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert McAllister
President and Director

December 17, 2020